UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): May 7, 2012

INVESTVIEW, INC.

(Exact name of registrant as specified in charter)

GLOBAL INVESTOR SERVICES, INC.

(Former name of registrant)

Nevada	000-27019	87-0369205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

12244 South Business Park Drive, Suite 240

Draper Utah 84020

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code: (801) 889-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On March 20, 2012, Investview, Inc. (f/k/a Global Investor Services, Inc.) (the “Company”) announced the entering into of a Letter of Intent (the “LOI”) to acquire 100% of the equity interests of an entity which assets were an exclusive worldwide owner of an exclusive royalty free license and distribution agreement for the software program known as Stock Locate. As of this time, the Company is no longer pursuing the acquisition. The Company may in the future pursue this acquisition under revised terms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INVESTVIEW, INC.

By:	/s/ WILLIAM KOSOFF
Name: William Kosoff Title: Acting Chief Financial Officer and Director

Date:	May 7, 2012
Orem, Utah